Carillon Account, a separate account of Union Central
Life Insurance Company, invests its assets in shares of the Carillon Fund, Inc., a mutual fund consisting of three separate investment portfolios: Equity Portfolio, Bond Portfolio and Capital Portfolio; and in shares of the Capital Growth Portfolio, International Portfolio and
Money Market Portfolio of Scudder Variable Life Investment
Fund.

FOR THIS N-30D FILING FOR CARILLON ACCOUNT,
PLEASE REFER TO THE FOLLOWING EDGAR FILINGS:

Accession #: 0000764797-96-000002
Date: 2/12/96
File #: 811-04257
Company: Scudder Variable Life Investment Fund

and:

Accession #: 0000743773-96-000006
Date: 2/29/96
File #: 811-4000
Company: Carillon Fund, Inc.